Exhibit 10.35

ATHENA BITCOIN GLOBAL

2021 EQUITY COMPENSATION PLAN

1.	Purposes of the Plan. The purpose is to assist Athena Bitcoin Global, a Nevada corporation (the “Company”), in securing and retaining the services of eligible award recipients to provide incentives to Employees, Directors and Consultants and promote the long-term financial success of the Company and thereby increase stockholder value. This Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

2.	Definitions. As used herein, the following definitions will apply:

(a)              “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

(b)             “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)              “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d)             “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)              “Board” means the Board of Directors of the Company.

(f)	“Cause ” (a) (i) shall have the meaning set forth in the Participant’s employment agreement with the Company, a Parent or Subsidiary, or (ii) for a Participant who is a Consultant shall mean the termination by the Company, a Parent or Subsidiary of the agreement under which the Participant provides services to the Company, a Parent or Subsidiary due to the Participant’s breach of such agreement, and (b) for any Participant who does not have an employment agreement with the Company that defines “Cause” and any Consultant, unless otherwise expressly provided in the Award Agreement or another contract, including an employment agreement, shall mean: (i) a Participant’s repeated failure to substantially perform his duties as a Service Provider to the Company, a Parent or Subsidiary (other than any such failure resulting from his or her death) which failure, whether committed willfully or negligently, has continued unremedied for more than 30 days after the Participant has been provided with written notice thereof; (ii) a Participant’s commission of any act of fraud or any other act of dishonesty, including but not limited to a breach of any fiduciary duty against the Company, a Parent or Subsidiary that is harmful to the Company, a Parent or Subsidiary; (iii) a Participant’s misappropriation, embezzlement, theft or damage of or to any funds or assets of the Company, a Parent or Subsidiary; (iv) a Participant’s willful misconduct or gross negligence which is injurious to the Company, a Parent or Subsidiary; (v) a Participant’s conviction of, or the entering of a plea of guilty or nolo contendere to, a crime that constitutes a felony (or any state-law equivalent) or that involves moral turpitude, or any willful or material violation by a Participant of any federal, state or foreign laws; (vi) a Participant’s unlawful use (including being under the influence) or possession of illegal drugs by Participant on the premises of the Company, a Parent or Subsidiary while performing any duties or responsibilities with the Company, a Parent or Subsidiary; (vii) the commission by a Participant of an act of insubordination, unlawful harassment, disorderly conduct or other conduct prohibited by the written policies of the Company, a Parent or Subsidiary that have been provided to the Participant; or (viii) the breach by Participant of any employment, non-compete, confidentiality, non-solicitation, or other covenant or agreement between the Participant and the Company, a Parent or Subsidiary,

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(g)       “Change in Control ” means the occurrence of any of the following events:

(i)           Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person or entity, or more than one person (or entity) acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii)         Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (ii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or

(iii)       Merger. Any consolidation or merger of the Company pursuant to which less than 50% of the outstanding voting securities of the surviving or resulting company are owned by the individuals or entities which were stockholders of the Company prior to the consolidation or merger.

For purposes of this Section 2(g), Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(h)             “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)               “Committee” means a committee of one or more Directors or of one or more other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(j)               “Common Stock” means the common stock of the Company.

(k)             “Company” has the meaning set forth in Section 1.

(l)               “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(m)            “Continuous Service” means that the Participant's service with the Company or any Parent or Subsidiary whether as an Employee, Director or Consultant, is not interrupted or terminated. A Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Parent or Subsidiary as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of a Subsidiary or a Director will not constitute an interruption of Continuous Service.

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(n)             “Director” means a member of the Board.

(o)             “Disability” means with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

(p)             “Dividend Equivalent” means a credit to a bookkeeping account established in the name of a Participant, made at the discretion of the Administrator or as otherwise provided by the Plan, representing the right of a Participant to receive an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by a Restricted Stock Unit Award held by such Participant.

(q)             “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r)              “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)              “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)       In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator applying principles consistent with Code Section 409A.

(t)               “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(u)             “Nonstatutory Stock Option” means an Option that by its terms is not intended to qualify as an Incentive Stock Option. If an Option is not specifically designated as an Incentive Stock Option, it should be deemed a Nonstatutory Stock Option.

(v)             “Option” means a stock option granted pursuant to the Plan.

(w)            “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(x)             “Participant” means the holder of an outstanding Award.

(y)             “Period of Restriction” means the period during which the right to retain the Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

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(z)              “Plan” means this Athena Bitcoin Global 2021 Equity Compensation Plan.

(aa)            “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8.

(bb)           “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(cc)           “Right of Repurchase” has the meaning set forth in Section 18(a). (dd) “Securities Act” means the Securities Act of 1933, as amended.

(ee)            “Service Provider” means an Employee, Director or Consultant.

(ff)             “Share” means a share of the Common Stock of the Company, as adjusted in accordance with Section 13.

(gg)           “Share Reserve” has the meaning set forth in Section 3.

(hh) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ii)              “Subsidiary” means a “subsidiary corporation,” whether now or hereafter exist-ing, as defined in Code Section 424(f).

3.	Stock Subject to the Plan.

(a)             Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 100,000,000 Shares (the “Share Reserve”). Shares may be issued under the terms of this Plan in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or NYSE Listed Company Manual Section 303A.08 or other applicable rule, and such issuance will not reduce the number of Shares available for issuance under this Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

(b)             Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c)              Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

(a)       Procedure.

(i)           Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

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(ii)          Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b)       Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

(i)            to determine the Fair Market Value;

(ii)           to engage consultants and obtain market studies and reports to assist in the administration of the Plan;

(iii)          to select the Service Providers to whom Awards may be granted hereunder;

(iv)          to determine the number of Shares to be covered by each Award granted hereunder;

(v)           to approve forms of Award Agreements for use under the Plan;

(vi)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vii)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)       to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix)          to modify or amend each Award (subject to Section 19(c)), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, to extend the maximum term of an Option (subject to Section 6(d)) and to accelerate, in whole or in part, the vesting of an Award;

(x)           to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi)          to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xii)         to make all other determinations deemed necessary or advisable for administering the Plan.

(c)      Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.	Stock Options.

(a)             Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b)             Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(c)              Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d)             Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)              Option Exercise Price and Consideration.

(i)           Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii)         Vesting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)       Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash, (2) check, (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion, (5) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan, (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f)       Exercise of Option.

(i)             Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

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Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)           Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination of Continuous Service as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination of Continuous Service. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months following the Participant’s termination of Continuous Service. Unless otherwise provided by the Administrator, if on the date of termination of Continuous Service the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan (and may not be acquired by the Participant). If after termination the Participant does not exercise his or her Option within the specified time, the Option will terminate, and the Shares covered by such Option will revert to the Plan. Notwithstanding the foregoing, if a Participant's Continuous Service is terminated by the Company for Cause, all then outstanding Options held by the Participant, whether vested or unvested, will terminate without consideration effective as of the Participant's termination of Continuous Service.

(iii)         Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination as result of Disability. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan (and may not be acquired by the Participant). If after termination the Participant does not exercise his or her Option within the specified time, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary; provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination as a result of death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan (and may not be acquired by the Participant's beneficiary or any other person or entity). If the Option is not so exercised within the specified time, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7	Stock Appreciation Rights.

(a)             Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)             Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c)              Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than 100% of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

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(d)             Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)              Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)       Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)           the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)         the number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.	Restricted Stock.

(a)             Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)             Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)              Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)             Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)              Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)              Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)             Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)             Return of Restricted Stock to the Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

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9.	Restricted Stock Units.

(a)             Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)             Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon on the passage of time, the achievement of target levels of performance, or the occurrence of other events or any combination thereof as determined by the Administrator in its discretion.

(c)              Settlement of Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)             Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)              Dividend Equivalents. Dividend Equivalents shall not be paid on a Restricted Stock Unit Award during the period it is unvested. In the discretion of the Administrator, Dividend Equivalents may be credited to a bookkeeping account for a Participant for distribution to Participant on or after a Restricted Stock Unit Award vests (such Dividend Equivalents shall be payable upon fixed dates or events in accordance with the requirements of Section 409A of the Code).

(f)              Cancellation. On the date set forth in the Award Agreement, all unvested Restricted Stock Units will be forfeited to the Company.

10.           Compliance With Code Section 409A. The Plan and the benefits provided hereunder are intended to be exempt form, or comply with, Section 409A of the Code and the regulations and guidance issued thereunder to the extent applicable thereto. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted and construed consistent with this intent. All references to Section 409A of the Code shall include the regulations and guidance issued thereunder. Although the Company intends to administer the Plan so that Awards will be exempt from, or comply with, the requirements of Section 409A of the Code, the Company does not represent or warrant that the Plan will comply with Section 409A of the Code or any other provision of federal, state, local, or non-United States law. Neither the Company nor any Parent of Subsidiary, nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant might owe as a result of participation in the Plan.

11.            Leaves of Absence/Transfer Between Locations. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three months, unless reinstatement to active employment upon expiration of such leave is guaranteed by statute or contract. If reinstatement of employment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six months following the first day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.	Limited Transferability of Awards.

(a)              Unless determined otherwise by the Administrator or pursuant to Section 18, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant.

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(b)             Further, except pursuant to Section 18, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)             Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

(b)             Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)              Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Parent or Subsidiary and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Change in Control, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Change in Control:

(i)       arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Award or to substitute a similar stock award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control);

(ii)           arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issues pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

(iii)         accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control;

(iv)          arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v)           cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)          make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price.

The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award.

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14.	Tax Withholding.

(a)               Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)               Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation): (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.          No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.         Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.         Term of Plan. Subject to Section 22, the Plan will become effective upon its adoption by the Board of the Company. Unless sooner terminated under Section 19, it will continue in effect for a term of 10 years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18.	Right of Repurchase.

(a)             Repurchase Right. At the Administrator's discretion, shares of Common Stock issued a to Participant under this Plan are subject to a right, but not an obligation, of repurchase by the Company (the "Right of Repurchase"), at the price specified in Section 18(b), if the Participants' Continuous Service terminates for any reason. Shares issued by the Company shall be transferable only by the Participant subject to the Right of Repurchase, and the Company shall legend the Right of Repurchase on the stock certificates, if any, evidencing such Shares and shall take such other steps as it deems necessary to ensure compliance with this restriction. The Company's rights under this Section 18(a) shall be freely assignable, in whole or in part.

(b)             Repurchase Price. The price per Share at which the Company may exercise the Right of Repurchase under Section 18(a) with respect to vested Shares shall be the Fair Market Value of each Share at the later of the date of the Participant's termination of Continuous Service or the date of issuance of such Share to the Participant, provided, if such termination occurred due to Cause, the Fair Market Value of each Share shall be $0.001.

(c)              Repurchase Procedure. The Company may exercise its right of repurchase by sending a written notice to the Participant or his or her successor or legal representative of its taking such action and specifying the number of shares being repurchased. If the Company exercises its Right of Repurchase, within ninety (90) days of the effective date of the Participants' termination of Continuous Service (or, in the case of Shares issued upon exercise of any Option or Stock Appreciation Right after the effective date of the Participants' termination of Continuous Service, within ninety (90) days after the date of exercise), the Participant, or his or her successor or legal representative shall deliver to the Company any stock certificate representing the Shares being repurchased, together with appropriate assignments separate from certificates, and the Company shall then promptly pay the total repurchase price in cash to the Participant, or if applicable, to the escrow agent, for delivery to the Participant.

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(d)             Binding Effect. The Company's Right of Repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir, or legatee of the Participant.

(e)              Termination of Right or Repurchase. Notwithstanding any other provision of this Section 18, in the event that the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Participant would otherwise be required to transfer his or her vested Shares to the Company, the Company shall no longer have the Right of Repurchase with respect to such vested Shares, and the Participant shall have no obligations to comply with this Section 18 with respect to such vested Shares.

19.	Amendment and Termination of the Plan.

(a)             Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)             Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)              Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.	Conditions Upon Issuance of Shares.

(a)             Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. The delivery of certificates representing the Shares (or the transfer to an Award holder on the records of the Company with respect to uncertificated Shares) to be issued in connection with an Award will be contingent upon the Award holder entering into any stockholders' agreements or other agreements with the Company and/or certain other of the Company's stockholders relating to the Shares.

(b)             Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.          Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.          Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

23.          Information to Participants. Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is 500 or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

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24.          International Participants. With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Board may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

25.         Choice of Law. The laws of the State of Nevada will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

[Remainder of This Page Is Intentionally Left Blank.]

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APPENDIX A

TO

ATHENA BITCOIN GLOBAL 2021 EQUITY COMPENSATION PLAN

(for California residents only, to the extent required by 25102(o))

This Appendix A to the Athena Bitcoin Global 2021 Equity Compensation Plan shall apply only to the Participants who are residents of the State of California and who are receiving an Award under the Plan. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Awards granted to residents of the State of California, until such time as the Administrator amends this Appendix A or the Administrator otherwise provides.

(a)                        The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be no more than 10 years from the date of grant thereof.

(b)                       Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

(c)                        If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within such period of time as specified in the Award Agreement, which shall not be less than 30 days following the date of the Participant’s termination, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).

(d)                       If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as specified in the Award Agreement, which shall not be less than six months following the date of the Participant’s termination, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).

(e)                        If a Participant dies while a Service Provider, the Option may be exercised within such period of time as specified in the Award Agreement, which shall not be less than six months following the date of the Participant’s death, to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Participant’s designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).

(f)                        No Award shall be granted to a resident of California more than 10 years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

Exhibit A to the 2021 Equity Compensation Plan

Appendix A-1

(g)                       In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(h)                       This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 19 of the Plan.

Exhibit A to the 2021 Equity Compensation Plan

Appendix A-2

ATHENA BITCOIN GLOBAL 2021 EQUITY COMPENSATION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Athena Bitcoin Global 2021 Equity Compensation Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

1.	Notice of Stock Option Grant.

Name:___________________________

Address: ________________________

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	_________ Incentive Stock Option

_________ Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the total number of Shares subject to the Option shall vest on the each of the first, second, third and fourth anniversaries of the Vesting Commencement Date, in each case subject to Participant continuing to be a Service Provider through each such date. All Options previously un-cancelled, un-expired, terminated, un-forfeited or un-surrendered Options shall vest immediately prior to the closing of a Change in Control.

Upon the termination of Continuous Services of Service Provider, no further vesting of shares subject to the Option will occur, and to the extent not then vested, such Option will expire and terminate.

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13 of the Plan.

Athena Bitcoin Global Stock Option Grant

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2.	Agreement.

A.                  Grant of Option.

The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan and the Stockholders’ Agreement, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

B.                  Exercise of Option.

(1)             This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(2)             This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

(3)             No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares. The delivery of certificates representing the Shares (or the transfer to a Participant on the records of the Company with respect to uncertificated Shares) to be issued in connection with this Option will be contingent upon the Participant entering into any stockholders' agreements or other agreements with the Company and/or certain other of the Company's stockholders relating to the Shares.

C.                  Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

D.                  Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in Nasdaq Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Athena Bitcoin Global Stock Option Grant

2

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section D. shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

E.                  Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(1)                cash;

(2)                check;

(3)                consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(4)                net exercise (solely in the case of a Nonstatutory Stock Option); or

(5)                surrender of other Shares which (i) shall be valued at their Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

F.       Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

G.       Non-Transferability of Option.

(1)                This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(2)                Further, subject to Section 18 of the Plan, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, subject to Section 18 of the Plan, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

H.       Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

Athena Bitcoin Global Stock Option Grant

3

I.       Tax Obligations.

(1)             Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(2)             If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(3)             Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

J.                Entire Agreement; Governing Law. The Plan and the Stockholders’ Agreement are incorporated herein by reference. The Plan, the Stockholders’ Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Nevada.

K.               No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

L.               Spousal Consent. Participant, if married, shall obtain the Spousal Consent in the form of Schedule A, duly signed by his or her spouse, and, if and when any unmarried marries, he or she shall obtain the Spousal Consent from his or her spouse.

(signature page follows)

Athena Bitcoin Global Stock Option Grant

4

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan, the Stockholders’ Agreement and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Stockholders’ Agreement or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ATHENA BITCOIN GLOBAL

___________________	______________________
Signature	Signature

___________________	______________________
Print Name	Print Name
______________________
Title

Address:

____________________

____________________

____________________

Signature Page to Stock Option Agreement

5

EXHIBIT A

ATHENA BITCOIN GLOBAL 2021 EQUITY COMPENSATION PLAN

EXERCISE NOTICE

Athena Bitcoin Global
1332 N Halsted St., Ste 403
Chicago, IL 60642

Attention: Chief Executive Officer

1.      Exercise of Option. Effective as of today, ____________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase

___________________shares of the Common Stock (the “Shares”) of Athena Bitcoin Global (the “Company”) under and pursuant to the Athena Bitcoin Global 2021 Equity Compensation Plan (the “Plan”) and the Stock Option Agreement dated _______________, 202__ (the “Option Agreement”).

2.       Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.       Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.       Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.       Right of Repurchase. Any Shares issued pursuant to the Option Agreement shall be subject to the Company's Right of Repurchase as set forth in the Plan.

6.        Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.        Restrictive Legends and Stop-Transfer Orders.

A. Legends. Participant understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto (or any legends revised by Applicable laws or any stakeholders’ agreement), to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

B.     Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

C.     Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.        Investment Representation Statement. At or prior to the exercise of any part of the Option, Participant shall execute and deliver the Investment Representation Statement, as may be applicable.

9.        Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

10.      Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11.     Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of the State of Nevada. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

12.      Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

(signature page follows)

2020 Equity Compensation Plan – Exhibit A (Stock Option Exercise Notice)

EXHIBIT A 1

Submitted by:	Accepted by:

PARTICIPANT	ATHENA BITCOIN GLOBAL

Signature	Signature

Print Name	Print Name

Address:	Address:

Date Received: ____ /____ /____

2020 Equity Compensation Plan – Exhibit A (Stock Option Exercise Notice)

EXHIBIT A 2

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ATHENA BITCOIN GLOBAL

AMOUNT	:	$

SECURITY	:	Common Stock

DATE	:	_____________ __, 202_

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

1.                Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.                Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

3.                Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

2021 Equity Compensation Plan – Exhibit B (Investment Representation Agreement)

EXHIBIT B 1

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

4.       Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

2021 Equity Compensation Plan – Exhibit B (Investment Representation Agreement)

EXHIBIT B 2